EXHIBIT 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Intelligent Motor Cars Group, Inc. and Subsidiary (the "Company") on Form 10-QSB for the period ended June 30, 2003 filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Gerald Scalzo, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1.       This Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: August 19, 2003

By:  /s/   GERALD SCALZO
     ---------------------------------------------------------
     Gerald Scalzo
     Chief Executive Officer and Acting Chief Financial Officer